Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VMH VideoMovieHouse.com Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Steven Gaspar, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 5th day of October, 2004.

/s/ Steven Gaspar
Steven Gaspar
Chief Executive Officer and Chief Financial Officer